Exhibit 99

PRESS RELEASE                                         FOR IMMEDIATE RELEASE

HARRIS & HARRIS GROUP, INC.                           MARCH 15, 2005
111 WEST 57TH STREET, SUITE 1100
NEW YORK, NEW YORK 10019                              CONTACT: CHARLES E. HARRIS

NASDAQ/NMS SYMBOL:  TINY                              TEL. NO. (212) 582-0900


                   HARRIS & HARRIS GROUP REPORTS BALANCE SHEET
           AS OF DECEMBER 31, 2004; FORM 8-K FILED MARCH 16, 2005 AND
                   ITEM 9A FROM FORM 10-K FILED MARCH 16, 2005


      Harris & Harris Group, Inc., announced today that, as of December 31, 2004, its net assets and net asset value per outstanding share (NAV) were $74,744,799 and $4.33, respectively.

      Today we furnished a Form 8-K as follows:

      For the year ended December 31, 2002, in our Consolidated Statements of Operations, we calculated and presented "Net decrease in net assets resulting from operations: Per outstanding share" on the basis of shares outstanding at the end of the year instead of the correct method, which is on the basis of average daily outstanding shares during the year.

      This error resulted in an understatement of the "Net decrease in net assets resulting from operations: Per outstanding share" in the amount of ($0.03), or 11.1%. Accordingly, on March 14, 2005, management concluded that the previously issued consolidated financial statements for the year ended December 31, 2002 should no longer be relied upon and has been restated. This restatement affects only this line item in our 2002 Statements of Operations "Net decrease in net assets resulting from operations: Per outstanding share," which we have adjusted from ($.24) to ($.27). No other aspects of the 2002 financial statements are affected, including net asset value per share, which remains $2.37; and the numbers from which "Net decrease in net assets resulting from operations: Per outstanding share" are derived: number of shares outstanding; and "Net decrease in net assets resulting from operations: Total," which remains ($2,722,194). This restatement also does not affect any subsequent or prior periods.

      Also,  on  March  14,  2005,  the  Audit  Committee   discussed  with  our
      independent public registered accounting firm the matters disclosed in this filing.

      In addition, we filed a Form 10-K which contains the following information in Item 9A:

      (a) Disclosure Controls and Procedures. As of the end of the period covered by this report, our chief executive officer and chief financial officer conducted an evaluation of our disclosure controls and procedures (as required by Rules 13a-15 of the Securities Exchange Act of 1934 (the "1934 Act")). Disclosure controls and procedures means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the 1934 Act is accumulated and communicated to the issuer's management as appropriate to allow timely decisions regarding required disclosure. As of December 31, 2004, based upon the evaluation of our disclosure controls and procedures and in light of the material weakness described below, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures were not effective. Because of the material weakness discussed below, in preparing our financial statements at and for the year ended December 31, 2004, we performed additional procedures relating to the Financial Highlights ratios designed to ensure that such financial statements were fairly presented in all material respects in accordance with generally accepted accounting principles.

      (b) Internal Control Over Financial Reporting. See Management's Report on Internal Control over Financial Reporting on page 45.

      Management's Report on Internal Control Over Financial Reporting is located on page 45, and the Report of Independent Registered Public Accounting Firm, which attests to management's evaluation of the Company's internal control over financial reporting, is located on page 47 of this Annual Report on Form 10-K.

      (c) Changes in Internal Control Over Financial Reporting. There have not been any changes in the Company's internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fourth quarter of 2004 to which this report relates that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting. During the first quarter of 2005, we made the changes to our internal control over financial reporting that are described below.

      (d) Remediation. As noted in Management's Report on Internal Control Over Financial Reporting, in connection with the audit by our independent registered accounting firm of the financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 ("Annual Report"), our auditor identified an audit adjustment to an item entitled, "Investment return based on: Net asset value" in a draft of the "Financial Highlights" section.

            The number in that line item in the draft reflected the Company's percentage increase in aggregate net asset value rather than in net asset value per share. Auditing Standard No. 2 of the Public Company Accounting Oversight Board ("PCAOB") states that "identification by the auditor of a material misstatement in the financial statements in the current period that was not initially identified by the company's internal control over financial reporting" is "a strong indicator of a material weakness" even if management subsequently corrects the misstatement. Accordingly, as noted in Management's Report on Internal Control over Financial Reporting, it is our view that the internal controls we had in place with respect to the preparation of the Financial Highlights ratios in this Annual Report were not sufficient to reduce to a remote level the risk of a material misstatement.

            As a result of the above material weakness, the Company has implemented, or is in the process of implementing, the following additional measures to improve the effectiveness of our internal control over financial reporting:

            1. We have revised the worksheets that we use for preparing our periodic reports to clarify how ratios in the Financial Highlights section are calculated.

            2. On March 5, 2005, we engaged an independent accounting and consulting firm with industry experience, Eisner LLC ("Eisner") to read the financial statements contained in the draft Annual Report and to provide financial reporting and accounting advisory services to the Company. From March 6 through March 10, 2005, Eisner read the financial statements and notes thereto in the draft annual report and communicated with our management throughout the period.

            3. We have mapped out a detailed sequence of reviews of our Annual and Interim Reports that must occur rather than merely stating that additional reviews should occur as necessary.

            4. We revised our procedures so that the CFO must have determined that the sequence of reviews has been sufficient before the financial statements may be furnished to our external auditors for their review.

            5. On March 4, 2005, we commenced the search for a permanent senior controller. We have retained Anne M. Donoho, C.P.A., M.B.A., as a temporary, second controller, effective Monday, March 14, 2005.

      We believe that the above enhancements to our internal control over financial reporting will better ensure the accuracy of our financial statements in the quantitative disclosures in our periodic reports.

      Harris & Harris Group is a publicly traded venture capital company that now makes initial investments exclusively in tiny technology, including nanotechnology, microsystems and microelectromechanical systems (MEMS). The Company's last 22 initial private equity investments have been in tiny-technology enabled companies. The Company has 17,248,845 common shares outstanding.

      Detailed information about Harris & Harris Group, Inc. and its holdings can be found on its website at http://www.TinyTechVC.com.

                          SUMMARY OF FINANCIAL RESULTS

                                    December 31, 2004     September 30, 2004     December 31, 2003
                                          (Audited)             (Unaudited)              (Audited)

Total Assets                            $79,361,451             $80,757,636            $44,115,128
Net Assets                              $74,744,799             $76,505,012            $40,682,738
Total Net Income Tax Liability           $1,361,990              $1,306,047               $651,969
Net Asset Value per Share                     $4.33                   $4.44                  $2.95
Shares Outstanding                       17,248,845              17,248,845             13,798,845


This press release may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this press release. Please see the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, Harris & Harris Group, Inc., undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.